Supplement to the John Hancock Declaration Funds Prospectus dated May 1, 1999 for John Hancock V.A. International Fund

On page 10, the "GOAL AND STRATEGY" section has been deleted and replaced with the following:

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The fund may invest up to 30% of assets in emerging markets as classified by MSCI. The fund does not maintain a fixed allocation of assets, either with respect to securities type or geography.

In managing the portfolio, the managers concentrate on country allocation and securities selection. They also seek to diversify the fund across countries and sectors. The managers base the fund's country allocation on a quantitative model as well as analysis of political trends and economic factors such as projected currency exchange rates.

The investment analysis team is organized by sector and regularly screens large companies, such as those listed in the MSCI All Country World-Ex U.S. Free Index (an unmanaged global index that excludes U.S. companies). The team then uses fundamental financial analysis to identify companies that appear most promising in terms of stable growth, reasonable valuations and management strength. The team gathers research from Indocam strategists and analysts in Europe and Asia and generally conducts on-site visits.

Although the fund invests primarily in common stocks, it may invest in virtually any type of equity security, foreign or domestic. The fund may not invest more than 5% of assets in any one security. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies).

Under normal conditions, the fund may not invest more than 10% of assets in cash or cash equivalents. In abnormal conditions, the fund may temporarily invest in U.S. government securities with maturities of up to three years, and may invest more than 10% of assets in cash or cash equivalents. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

On page 10, the "PORTFOLIO MANAGERS" section has been deleted and replaced with the following:

SUBADVISERS

Indocam International Investment Services
Paris-based team responsible for day-to-day investments
Supervised by the adviser


John Hancock Advisers International Limited
London-based affiliate of the adviser
Founded in 1986

On page 11, in the "MAIN RISKS" section, the second bullet-point has been changed as follows:

o Certain derivatives could produce disproportionate losses.


January 1, 2000

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